Supplement to the

Retirement Government Money Market Portfolio (FGMXX) and Retirement Money Market Portfolio (FRTXX)

Funds of Fidelity Money Market Trust

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2010

The following information supplements the information found in the "Investment Policies and Limitations" section beginning on page 3.

NRSRO's. The Board of Trustees has designated each of the following nationally recognized statistical rating organizations (NRSROs) as a "designated NRSRO" pursuant to Rule 2a-7 under the 1940 Act: DBRS, Ltd.; Fitch, Inc.; Moody's Investor Services; and Standard & Poor's Ratings Services.

RMM/RGMB-10-02 December 20, 2010
1.475766.113